Exhibit 99.2

FORM OF MONTHLY CERTIFICATEHOLDER’S STATEMENT

CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION

CIRCUIT CITY CREDIT CARD MASTER TRUST

SERIES 2002-1

Pursuant to the Second Amended and Restated Master Pooling and Servicing Agreement dated as of May 25, 2004 (as amended or supplemented, the “Pooling and Servicing Agreement”), as supplemented by the Series 2002-1 Supplement, dated as of May 7, 2002, as amended by Amendment No. 1 dated as of May 25, 2004 (the Supplement and, together with the Pooling and Servicing Agreement, the “Agreement”), by and between Chase Manhattan Bank USA, National Association, (the “Bank”) and Deutsche Bank Trust Company Americas, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Due Period is set forth below:

Due Period Ending	December 31, 2004
Determination Date	January 10, 2005
Distribution Date	January 18, 2005

Class A and Class B Accumulation Period (“Y” or “N”)?	Y
Early Amortization Period (“Y” or “N”)?	N
Sharing Principal Collections with another Series (“Y” or “N”)?	Y

MASTER TRUST INFORMATION

Receivables

1.	The aggregate amount of Eligible Receivables as of the end of the last day of the relevant Due Period		$2,216,916,954.24

2.	The aggregate amount of Principal Receivables as of the end of the last day of the relevant Due Period (not including reduction for Discount Option Receivables)		$2,173,728,928.50

3.	The aggregate amount of Principal Receivables net of defaults as of the end of the last day of the relevant Due Period (including reduction for Discount Option Receivables)		$2,131,489,306.64

4.	The aggregate amount of Finance Charge Receivables as of the end of the last day of the relevant Due Period (not including increase for Discount Option Receivables)		$43,188,025.74

5.	The aggregate amount of Finance Charge Receivables as of the end of the last day of the relevant Due Period (including increase for Discount Option Receivables)		$85,427,647.60

6.	The aggregate amount of Discount Option Receivables as of the end of the last day of the relevant Due Period		$42,239,621.86

7.	The Transferor Amount as of the end of the last day of the relevant Due Period		$1,390,889,306.64

8.	The Minimum Transferor Amount as of the end of the last day of the relevant Due Period		$0.00

9.	The Excess Funding Account Balance as of the end of the last day of the relevant Due Period		$0.00

10.	The aggregate principal balance of Receivables determined to be Receivables of Defaulted Accounts for the relevant Due Period		$15,364,784.54

11.	The aggregate amount of Recoveries for the relevant Due Period		$1,740,035.55

12.	The Default Amount for the relevant Due Period		$13,624,748.99

Collections

13.	The aggregate amount of Collections of Principal Receivables for the relevant Due Period
	a.)	Collection of Principal Receivables:	$212,672,365.06
	b.)	Discount Receivable Collections:	$(4,104,851.35)

	c.)	Total Principal Receivable Collections:	208,567,513.71

14.	Collections of Finance Charge Receivables for the relevant Due Period
	a.)	Collection of Finance Charge Receivables			$28,270,705.04
	b.)	Interchange Amount			$1,536,623.28
	c.)	Discount Receivable Collections			$4,104,851.35

	d.)	Total Finance Charge Receivable Collections			$33,912,179.67

15.	The aggregate amount of interest earnings (net of losses and investment expenses) on the Excess Funding Account for the relevant Due Period				$0.00

16.	The aggregate amount of Collections processed for the relevant Due Period (sum of lines 11+13+14+15)				$244,219,728.93

17.	The average Discount Percentage for the relevant Due Period			%	2.00%

Invested Amounts

18.	The Series 2002-1 Invested Amounts as of the end of the last day of the relevant Due Period
		a.	Class A		$217,500,000.00
		b.	Class B		$34,500,000.00
		c.	Collateralized Trust Obligation		$28,500,000.00
		d.	Class D		$16,500,000.00
		e.	Class E		$3,000,000.00

		f.	Total Invested Amount (sum of a - e)		$300,000,000.00

19.	The Series 2003-2 Invested Amounts as of the end of the last day of the relevant Due Period
		a.	Class A		$322,500,000.00
		b.	Class B		$65,000,000.00
		c.	Collateralized Trust Obligation		$56,250,000.00
		d.	Class D		$56,250,000.00

		e.	Total Invested Amount (sum of a - d)		$500,000,000.00

20.	The aggregate Invested Amount across all series of Investor Certificates outstanding as of the end of the last day of the relevant Due Period				$800,000,000.00

Investor Amounts

21.	The Series 2002-1 Adjusted Invested Amounts as of the end of the last day of the relevant Due Period
		a.	Class A		$217,500,000.00
		b.	Class B		$34,500,000.00
		c.	Collateralized Trust Obligation		$28,500,000.00
		d.	Class D		$16,500,000.00
		e.	Class E		$3,000,000.00

		f.	Total Adjusted Invested Amount (sum of a - e)		$300,000,000.00

22.	The Series 2003-2 Adjusted Invested Amounts as of the end of the last day of the relevant Due Period
		a.	Class A		$322,500,000.00
		b.	Class B		$65,000,000.00
		c.	Collateralized Trust Obligation		$56,250,000.00
		d.	Class D		$56,250,000.00

		e.	Total Adjusted Invested Amount (sum of a - d)		$500,000,000.00

23.	The aggregate Investor Amount across all series of Investor Certificates outstanding as of the end of the last day of the relevant Due Period				$800,000,000.00

Series 2002-1 Allocation Percentages

24.	The Fixed Percentage with respect to the relevant Due Period
		a.	Class A		11.11%
		b.	Class B		1.76%
		c.	Collateralized Trust Obligation		1.46%
		d.	Class D		0.84%
		e.	Class E		0.15%

		f.	Series 2002-1 Total		15.32%

25.	The Floating Percentage with respect to the relevant Due Period
		a.	Class A		11.11%
		b.	Class B		1.76%
		c.	Collateralized Trust Obligation		1.46%
		d.	Class D		0.84%
		e.	Class E		0.15%

		f.	Series 2002-1 Total		15.32%

Allocation of Collections

26.	The Series 2002-1 allocation of Collections of Principal Receivables for the relevant Due Period (line 25 times line 13)
	a.	Class A		$23,167,206.58
	b.	Class B		$3,674,798.29
	c.	Collateralized Trust Obligation		$3,035,702.93
	d.	Class D		$1,757,512.22
	e.	Class E		$319,547.68

	f.	Series 2002-1 Total		$31,954,767.70

27.	The Series 2002-1 allocation of Collections of Finance Charge Receivables for the relevant Due Period (line 25 times line 14)
	a.	Class A		$3,766,888.04
	b.	Class B		$597,506.38
	c.	Collateralized Trust Obligation		$493,592.23
	d.	Class D		$285,763.92
	e.	Class E		$51,957.08

	f.	Series 2002-1 Total		$5,195,707.65

Portfolio Yield and Delinquencies

28.	The Portfolio Yield for the relevant Due Period (including Shared Excess Finance Charge Collections, if allocated) with respect to Series 2002-1%			13.05%

29.	The 3-month average Portfolio Yield for the three most recent Due Periods		%	12.72%

30.	The Base Rate for the relevant Due Period		%	5.16%

31.	The 3-month average Base Rate for the three most recent Due Periods		%	4.88%

32.	Average Portfolio Yield less average Base Rate		%	7.84%

33.	The amount of Shared Excess Finance Charge Collections allocable to Series 2002-1 with respect to any Finance Charge Shortfall in such Series for the relevant Due Period			$0.00

34.	The aggregate outstanding balance of Receivables which were delinquent as of the end of the relevant Due Period:

		(a) Delinquent 31 to 60 days		$39,163,258.81
		(b) Delinquent 61 to 90 days		$26,416,772.52
		(c) Delinquent 91 days or more		$53,319,101.98

Determination of Monthly Interest

35.	Class A Monthly Interest:
	a.	Class A Monthly Interest		$532,542.71
	b.	Funds allocated and available to pay Class A Monthly Interest for relevant Due Period (4.3a)		$5,351,111.31
	c.	Class A Interest Shortfall (a less b)		$0.00
	d.	Class A Additional Interest		$0.00

36.	Class B Monthly Interest:
	a.	Class B Monthly Interest		$107,606.46
	b.	Funds allocated and available to pay Class B Monthly Interest for relevant Due Period (4.3b)		$3,305,162.39
	c.	Class B Interest Shortfall (a less b)		$0.00
	d.	Class B Additional Interest		$0.00

37.	CTO Monthly Interest
	a.	CTO Monthly Interest		$110,425.63
	b.	Funds allocated and available to pay CTO/ Monthly Interest for relevant Due Period		$3,197,555.93
	c.	CTO Interest Shortfall (a less b)		$0.00
	d.	CTO Additional Interest		$0.00

38.	Class D Monthly Interest:
	a.	Class D Monthly Interest		$123,147.29
	b.	Funds allocated and available to pay Class D Monthly Interest for relevant Due Period		$2,847,072.76
	c.	Class D Interest Shortfall (a less b)		$0.00
	d.	Class D Additional Interest		$0.00

39.	Class E Monthly Interest
		a.	Class E Monthly Interest	$22,390.42
		b.	Funds allocated and available to pay Class E Monthly Interest for relevant Due Period	$1,928,360.84
		c.	Class E Interest Shortfall (a less b)	$0.00
		d.	Class E Additional Interest	$0.00

Accumulation Period

40.	Required Accumulation Factor Number			11.00
41.	Accumulation Period Factor			2.67
42	Accumulation Period Length			5
43.	Accumulation Period Commencement Date			November 1, 2004

Determination of Monthly Principal

44.	Class A Monthly Principal (pursuant to section 4.4a):
	(X).	Available Principal Collections		$59,400,000.00
	(Y).	a.	Controlled Accumulation Amount	$59,400,000.00
		b.	Deficit Controlled Accumulation Amount	$0.00
		c.	Controlled Deposit Amount	$59,400,000.00
	(Z).	a.	Class A Invested Amount plus deposits in the Principal Funding Account in respect to Class A Monthly Principal	$217,500,000.00
	Class A Monthly Principal (the least of x,y,z)			$59,400,000.00

45.	Class B Monthly Principal (pursuant to section 4.4b)
	(X).	a.	Available Principal Collections - Class A Monthly Principal	$0.00
	(Y).	a.	Controlled Accumulation Amount	$59,400,000.00
		b.	Deficit Controlled Accumulation Amount	$0.00
		c.	Controlled Deposit Amount	$59,400,000.00
	(Z).	a.	Class B Invested Amount plus deposits in the Principal Funding Account in respect to Class B Monthly Principal	$34,500,000.00
	Class B Monthly Principal (the least of x,y,z)			$0.00

46.	CTO Monthly Principal (pursuant to section 4.4c)
	(X).	a.	Available Principal Collections - Class A Monthly Principal and Class B Monthly Principal	$0.00
	(Y).	a.	Controlled Accumulation Amount	$59,400,000.00
		b.	Deficit Controlled Accumulation Amount	$0.00
		c.	Controlled Deposit Amount	$59,400,000.00
	(Z).	a.	CTO Invested Amount plus deposits in the Principal Funding Account in respect to CTO Monthly Principal	$28,500,000.00
	CTO Monthly Principal (the least of x,y,z)			$0.00

47.	Class D Monthly Principal (pursuant to section 4.4d)
	(X).	a.	Available Principal Collections - Class A Monthly Principal, Class B Monthly Principal and CTO Monthly Principal	$0.00
	(Y).	a.	Controlled Accumulation Amount	$59,400,000.00
		b.	Deficit Controlled Accumulation Amount	$0.00
		c.	Controlled Deposit Amount	$59,400,000.00
	(Z).	a.	Class D Invested Amount plus deposits in the Principal Funding Account in respect to Class D Monthly Principal	$16,500,000.00
	Class D Monthly Principal (the least of x,y,z)			$0.00

48.	Class E Monthly Principal (pursuant to section 4.4e) (distributable only after Class D is paid in full)			$0.00

Available Funds

49.	Class A Available Funds
		a.	Class A Finance Charge allocation (line 27a)	$3,766,888.04
		b.	Class A Cap Payment	$0.00
		c.	The amount of Principal Funding Investment Proceeds and Reserve Account Investment Proceeds for such prior Due Period	$60,678.30
		d.	Any amount of Reserve Account withdrawn and included in Class A Available Funds (section 4.14d)	$86,571.53
		e.	Class A Available Funds (sum a-d)	$3,914,137.87

50.	Class B Available Funds
		a.	Class B Finance Charge allocation (line 27b)	$597,506.38
		b.	Class B Cap Payment	$0.00
		c.	The amount of Principal Funding Investment Proceeds and Reserve Account Investment Proceeds for such prior Due Period	$287.20
		d.	Any amount of Reserve Account withdrawn and included in Class B Available Funds (section 4.14d)	$0.00
		e.	Class B Available Funds (sum a-d)	$597,793.58

51.	CTO Available Funds:
	a.	CTO Finance Charge allocation (line 27c)		$493,592.23
	b.	CTO Cap Payment		$0.00
	c.	On or After CTO Principal Commencement Date, the amount of Principal Funding Investment Proceeds, and Reserve Account Investment Proceeds for such prior Due Period		$237.25
	d.	Any amount of Reserve Account withdrawn and included in CTO Available Funds (section 4.14d)		$0.00
	e.	CTO Available Funds (sum a-d)		$493,829.48

52.	Class D Available Funds
	a.	Class D Finance Charge allocation (line 27d)		$285,763.92
	b.	On or After Class D Principal Commencement Date, the amount of Principal Funding Investment Proceeds, and Reserve Account Investment Proceeds for such prior Due Period		$137.35
	c.	Any amount of Reserve Account withdrawn and included in Class D Available Funds (section 4.14e)		$0.00
	d.	Class D Available Funds (sum a-d)		$285,901.27

53.	Class E Available Funds
	a.	Class E Finance Charge allocation (line 27e)		$51,957.08

Reallocated Principal Collections

54.	Class E Subordinated Principal Collections (to the extent needed to fund Required Amounts)			$0.00

55.	Class D Subordinated Principal Collections (to the extent needed to fund Required Amounts)			$0.00

56.	Collateral Subordinated Principal Collections (to the extent needed to fund Required Amounts)			$0.00

57.	Class B Subordinated Principal Collections (to the extent needed to fund Required Amounts)			$0.00

58.	Total Reallocated Principal Collections			$0.00

Investor Default Amounts

59.	Class A Investor Default Amount			$1,513,406.23
			%	7.67%

60.	Class B Investor Default Amount			$240,057.54
			%	7.67%

61.	CTO Investor Default Amount			$198,308.40
			%	7.67%

62.	Class D Investor Default Amount			$114,810.13
			%	7.67%

63.	Class E Investor Default Amount			$20,874.57
			%	7.67%

64.	Aggregate Investor Default Amount			$2,087,456.87
			%	7.67%

Allocable Amounts for Series 2002-1

65.	The Allocable Amount for Series 2002-1 as of the end of the relevant Due Period (Inv Default Amt + Series 02-1 Adjust Amt)
	Class A			$1,513,406.23
	Class B			$240,057.54
	Class C			$198,308.40
	Class D			$114,810.13
	Class E			$20,874.57
	Aggregate Allocable Amount			$2,087,456.87

Required Amounts for Series 2002-1

66.	Class A Required Amount (section 4.5a)
	a.	Class A Monthly Interest for current Distribution Date		$532,542.71
	b.	Class A Monthly Interest previously due but not paid		$0.00
	c.	Class A Additional Interest for prior Due Period or previously due but not paid		$0.00
	d.	Class A Investor Allocable Amount		$1,513,406.23
	e.	Class A Servicing Fee (if the Bank is no longer servicer)		$0.00
	f.	Class A Available Funds		$3,914,137.87
	g.	Class A Required Amount (sum of a-e minus f)		$0.00

67.	Class B Required Amount (section 4.5b)
	a.	Class B Monthly Interest for current Distribution Date	$107,606.46
	b.	Class B Monthly Interest previously due but not paid	$0.00
	c.	Class B Additional Interest for prior Due Period or previously due but not paid	$0.00
	d.	Class B Servicing Fee (if the Bank is no longer servicer)	$0.00
	e.	Class B Available Funds	$597,793.58
	f.	Class B Allocable Amount	$240,057.54
	g.	Class B Required Amount ((sum of a-d) minus e plus f)	$240,057.54

68.	CTO Required Amount (section 4.5c)
	a.	CTO Monthly Interest for current Distribution date	$110,425.63
	b.	CTO Monthly Interest previously due but not paid	$0.00
	c.	CTO Additional Interest for prior Due Period or previously due but not paid	$0.00
	d.	CTO Servicing Fee (if the Bank is no longer servicer)	$0.00
	e.	Amounts available to pay a-d	$3,197,555.93
	f.	Excess of CTO Allocable Amount over funds available to make payments	$0.00
	g.	CTO Required Amount ((sum of a-d) minus e plus f)	$0.00

69.	Class D Required Amount (section 4.5d)
	a.	Class D Monthly Interest for current Distribution date	$123,147.29
	b.	Class D Monthly Interest previously due but not paid	$0.00
	c.	Class D Additional Interest for prior Due Period or previously due but not paid	$0.00
	d.	Class D Servicing Fee (if the Bank is no longer servicer)	$0.00
	e.	Amounts available to pay a-d	$2,847,072.76
	f.	Excess of Class D Allocable Amount over funds available to make payments	$0.00
	g.	Class D Required Amount ((sum of a-d) minus e plus f)	$0.00

Investor Charge-Offs

70.	Class A Investor Charge-Offs and the reductions in the Class B Invested Amount, Collateralized Trust Obligation Amount and Class D Invested Amount
	a.	Class A	$0.00
	b.	Class B	$0.00
	c.	Collateralized Trust Obligation Amount	$0.00
	d.	Class D	$0.00
	e.	Class E	$0.00

71.	Class B Investor Charge-Offs and the reductions in the Collateralized Trust Obligation Amount and Class D Invested Amount
	a.	Class B	$0.00
	b.	Collateralized Trust Obligation Amount	$0.00
	c.	Class D	$0.00
	d.	Class E	$0.00

72.	Collateral Charge-Offs and the reductions in Class D Invested Amount
	a.	Collateralized Trust Obligation Amount	$0.00
	b.	Class D	$0.00
	c.	Class E	$0.00

73.	Class D Charge-Offs and the reductions in Class E Invested Amount
	a.	Class D	$0.00
	b.	Class E	$0.00

74.	Class E Charge-Offs and the reductions in Class E Invested Amount
	a.	Class E	$0.00

Servicing Fee
	(1.5% of total Invested Amount)

75.	Class A Servicing Fee for the relevant Due Period				$271,875.00

76.	Class B Servicing Fee for the relevant Due Period				$43,125.00

77.	CTO Servicing Fee for the relevant Due Period				$35,625.00

78.	Class D Servicing Fee for the relevant Due Period				$20,625.00

79.	Class E Servicing Fee for the relevant Due Period				$3,750.00

Reserve Account

80.	Lowest historical 3 month average Portfolio Yield less 3 month average Base Rate (must be > 4%, or line 81 will adjust accordingly)%				4.89%

81.	Reserve Account Funding Date (based on line 80)				09/15/04

82.	Required Reserve Account Amount (after the Reserve Account Funding Date, 0.5% times the Class A, Class B, CTO and Class D O/S Certificates)				$1,485,000.00

83.	Covered Amount				$145,439.25

84.	Available Reserve Account Amount
		a.	Reserve Draw Amount (covered amount - p.f. proceeds)		$86,571.53
		b.	Reserve Account Investment Proceeds		$2,472.38
		c.	Amount on deposit in the Reserve Account at the end of the relevant Due Period less Investment Proceeds		$1,485,000.00
		d.	Required Reserve Account Amount (line 82)		$1,485,000.00
		e.	Available Reserve Account Amount (after Reserve Draw)		$1,398,428.47
		f.	Required Reserve Account Deposit on Distribution Date		$86,571.53

Principal Funding Account

85.	Principal Funding Account Balance at the beginning of the Due Period less investment proceeds.				$0.00

86.	a.	Monthly Deposits to the Principal Funding Account on the Transfer Date of the relevant Due Period			$59,400,000.00
	b.	Principal Funding Account Investment Proceeds			$58,867.72

87.	Withdrawals from the Principal Funding Account during the relevant Due Period				$0.00

88.	Principal Funding Account Balance as of the last day of the relevant Due Period less investment proceeds.				$59,400,000.00

Spread Account

89.	Required Spread Account Percentage
	a.	Portfolio Yield		%	13.05%
	b.	Three-Month Average Excess Spread Percentage		%	7.84%
	c.	Required Spread Account Percentage		%	1.50%

90.	Spread Account Activity
	a.	Spread account balance as of the beginning of the due period			$4,506,426.13
	b.	Deposits/(withdrawals) during the due period			$1,065.92
	c.	Spread Account balance as of the end of the due period			$4,507,492.05
	d.	Investment Proceeds			$7,492.05
	e.	Spread Account balance as of the end of the due period, net of Investment Proceeds			$4,500,000.00
	f.	Withdrawals on the Distribution Date			$0.00

91.	Spread Account Required Amounts
	a.	Available Spread Account Amount			$4,500,000.00
	b.	Required Spread Account Amount			$4,500,000.00
	c.	Excess on Deposit over/(Deficiency) under. the Required Spread Account Amount			$0.00
	d.	Deposits on the Distribution Date			$0.00
	e.	Distributions to the Transferor			$0.00
	f.	Spread Account Balance as of the end of the Distribution Date			$4,500,000.00

92.	Spread Account Funding

		Amount applied to fund Spread Account attributed to Excess Spread and Shared Excess Finance Charge Collections			$0.00

93.	LIBOR Determination date for the relevant Due Period				12/13/2004

94.	LIBOR rate for the relevant Due Period			%	2.40250%

95.	As of the date hereof, no Early Amortization Event has been deemed to have occurred during the relevant Due Period.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate on this 10th day of January 2005.

CHASE MANHATTAN BANK USA, National Association as Servicer

By:	/s/ Patricia Garvey
Patricia Garvey
Vice President